Exhibit 99.1

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11 Bermuda

February 12, 2009	Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda

Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm
ADDITIONAL DISCLOSURE ON THE VALIDUS HOLDINGS, LTD. (“VALIDUS”)
CONSOLIDATED INVESTMENT PORTFOLIO (THE “PORTFOLIO”)
As of December 31, 2008, the Portfolio had a fair market value of $3,281.4 million. Validus is providing the following additional disclosure on the composition of its Portfolio in response to the continued volatility in the global credit markets.
Validus Mortgage-Backed And Asset-Backed Securities Portfolio
Market Values (in USD MM) as of December 31, 2008

	RATING
	Gov’t	AAA	AA	A	BBB	BB	B	Other	Total
Mortgage-Backed Securities
Residential Mortgage-Backed GNMA	41.5	—	—	—	—	—	—	—	41.5
FNMA	212.2	—	—	—	—	—	—	—	212.2
Freddie Mac	180.0	—	—	—	—	—	—	—	180.0

Total Agency RMBS	433.7	—	—	—	—	—	—	—	433.7
Non-Agency RMBS	—	205.7	4.2	14.0	3.2	—	4.0	—	231.1

Total Residential Mortgage-Backed	433.7	205.7	4.2	14.0	3.2	—	4.0	—	664.8
Commercial Mortgage-Backed	—	186.2	—	6.1	—	—	—	—	192.3

Total Mortgage-Backed Securities	433.7	391.9	4.2	20.1	3.2	—	4.0	—	857.1
Asset-Backed Securities
Sub Prime	—	6.4	—	—	—	—	—	—	6.4
Credit Cards	—	32.4	—	—	—	—	—	—	32.4
Autos	—	83.6	1.2	0.3	—	—	—	—	85.1
Stranded Cost & UK ABS	—	13.1	—	—	—	—	—	—	13.1

Total Asset-Backed Securities	—	135.5	1.2	0.3	—	—	—	—	137.0

Total Asset-Backed and Mortgage-
Backed Securities									994.1

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Residential Mortgage Backed Securities (“RMBS”) (20.3% of total cash and investments*)
GSE (Government Sponsored Enterprise) RMBS (13.2%)
The Portfolio contains $433.7 million in GSE residential mortgage-backed securities.
Validus’ GSE RMBS allocation has a weighted-average effective duration of 2.0 years; a weighted-average life of 2.9 years; a fair market price of 102.71 and corresponding yield of 4.1%; a book yield of 5.5% and an unrealized gain of approximately $8.2 million.
Non-Agency RMBS — Prime (3.9%)
The Portfolio’s $127.3 million prime non-Agency RMBS allocation includes $113.5 million of AAA rated securities. 63.5% of Validus’ prime non-Agency allocation consists of securities whose loans were originated in 2005 and prior; 18.5% of the prime RMBS allocation was issued in 2006. The allocation has a weighted average current credit enhancement of 8.1%, which will increase as the securities pay down. The allocation has a weighted-average FICO score of 740 and a loan-to-value ratio of 65.2%.
Validus’ overall prime non-agency allocation has a weighted-average effective duration of 2.0 years; a weighted-average life of 3.4 years; a fair market price of 75.04 and corresponding yield of 14.3%; an equivalent weighted-average book yield of 5.5%; and an unrealized loss of approximately $45.5 million.
Non-Agency RMBS — Alt-A (3.2%)
84.8% of the Portfolio’s $103.8 million Alt-A non-Agency RMBS allocation consists of AAA rated securities. 48.4% of Validus’ Alt-A non-Agency allocation consists of securities whose loans were originated in 2006 and prior. The allocation has a weighted average current credit enhancement of 25.0%, which will increase as the securities pay down. The allocation has a weighted-average FICO score of 711 and a loan-to-value ratio of 77.7%.
Validus’ overall Alt-A non-agency allocation has a weighted-average effective duration of 2.2 years; a weighted-average life of 4.0 years; a fair market price of 81.75 and corresponding yield of 7.0%; a book yield of 3.7%; and an unrealized loss of approximately $22.8 million.
The Company determined that markets for certain of its non-agency RMBS (“identified non-agency RMBS securities”), primarily Alt-A, were illiquid at December 31, 2008. As a result, the identified non-agency RMBS securities were deemed to be Level 3 securities as defined by Financial Accounting Standard 157 (“FAS 157”). The Company applied the guidance in FSP FAS 157-3 to determine the fair market value of the identified non-agency RMBS securities using a discounted cash flow model.
The following table shows fair market values by vintage year and rating:
Fair Market Values (in USD MM) of Alt-A non-Agency RMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB	B	Total
2007	45.3	4.2	—	—	—	4.0	53.5
2006	20.0	—	—	3.2	—	—	23.2
2005	19.9	—	4.4	—	—	—	24.3
2004 and prior	2.8	—	—	—	—	—	2.8

Total	88.0	4.2	4.4	3.2	—	4.0	103.8

*	Total cash and investments at 12/31/08 (MMs) = $3,281.4
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ABS (4.2% of total cash and investments *)
Auto & Credit Card ABS — Non Sub-Prime (4.0%)
The Portfolio’s $130.6 million allocation to ABS includes $129.1 million of AAA rated securities. The ABS portfolio excluding Sub-Prime consists of auto, credit card, stranded cost and UK ABS. 62.9% of Validus’ auto- and credit card-backed allocation consists of securities whose loans were originated in 2006 and prior.
Validus’ ABS allocation, excluding Sub-Prime, has a weighted-average effective duration of 0.6 years; a weighted-average life of 0.7 years; a fair market price of 97.83 and corresponding yield of 8.0%; a book yield of 4.8% and an unrealized loss of approximately $3.2 million.
Home Equity ABS — Sub-Prime (0.2%)
The Portfolio’s $6.4 million sub-prime HEL ABS allocation consists entirely of AAA rated securities. 67.0% of Validus’ sub-prime allocation consists of securities issued in 2006 and prior. The allocation has a weighted-average current credit enhancement of 36.7% and very short weighted-average life of 1.1 years. The credit enhancement will continue to increase as the securities pay down. The securities have a weighted-average FICO score of 627 and a loan-to-value ratio of 79.1%.
Validus’ overall home equity-backed ABS allocation has a weighted-average effective duration of 0.7 years; a weighted-average life of 1.1 years; a fair market price of 88.63 and corresponding yield of 19.8%; a book yield of 0.6%; and an unrealized loss of approximately $0.9 million.
The following table shows fair market values by vintage year and rating:
Fair Market Values (in USD MM) of Sub prime HEL ABS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB	B	Total
2007	2.1	—	—	—	—	—	2.1
2006	3.7	—	—	—	—	—	3.7
2005	—	—	—	—	—	—	—
2004 and prior	0.6	—	—	—	—	—	0.6

Total	6.4	—	—	—	—	—	6.4

CMBS (5.9% of total cash and investments *)
The Portfolio’s $192.3 million CMBS allocation includes $186.2 million of AAA rated securities. The Portfolio is well-diversified with seasoned deals that have collateral with transparent histories. 66.9% of Validus’ CMBS allocation consists of securities issued in 2004 and prior; 16.2% of the portfolio’s allocation was issued in 2005 and 2006. The allocation has a weighted average current credit enhancement of 28.8% and defeasance adjusted credit enhancement of 40.1%, both of which will increase as the securities pay down. The average loan-to-value ratio is 68.8% and the debt service coverage ratio in excess of 1.69.
Validus’ overall CMBS allocation has a weighted-average effective duration of 2.4 years; a weighted-average life of 2.8 years; a fair market price of 89.36 and corresponding yield of 10.2%; a book yield of 5.3%; and an unrealized loss of approximately $25.5 million.
Fair Market Values (in USD MM) of CMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB	B	Total
2007	32.6	—	—	—	—	—	32.6
2006	20.1	—	—	—	—	—	20.1
2005	11.1	—	—	—	—	—	11.1
2004 and prior	122.4	—	6.1	—	—	—	128.5

Total	186.2	—	6.1	—	—	—	192.3

*	Total cash and investments at 12/31/08 (MMs) = $3,281.4
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Validus Exposure to U.S. Government Sponsored Agencies
As of December 31, 2008, the Portfolio had approximately $144.1 million invested in debt of U.S. Government sponsored agencies Fannie Mae (FNMA) and Freddie Mac (FHLMC), as set forth below:

	Fair Market Values (in USD MM)			% of Total Cash
	FNMA	FHLMC	Total	and Investments
Senior bonds	76.9	60.5	137.4	4.22%
Subordinated debt	6.7	—	6.7	0.21%

Total	83.6	60.5	144.1	4.43%

Validus’ investment guidelines do not permit purchases of equity securities and therefore Validus has no investment in common or preferred stock of FNMA or Freddie Mac. Similarly, the Portfolio’s investment guidelines do not permit investment in derivatives and so the Portfolio does not have exposure to FNMA or Freddie Mac through derivative contracts.
Validus Analysis of Exposure To Financial Guarantors
As of December 31, 2008, the Portfolio has approximately $3.2 million of insurance enhanced asset backed securities (“Insured Investments”) that have no underlying credit ratings. Detail by insurer for the Insured Investments is as follows:

	Fair
	Market	% of Total
	Value	Cash and
Insurer	($MMs)	Investments
FSA	$1.7	0.05%
AMBAC	0.3	0.01%
MBIA	1.2	0.04%

	$3.2	0.10%

*	Total cash and investments at 12/31/08 (MMs) = $3,281.4
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The following table presents the Portfolio by rating category at December 31, 2008, with the Insured Investments shown at the then applicable rating or at the underlying rating without giving effect to insurance enhancement:

Uninsured Investments			Insured Investments			Underlying Ratings of Insured			Total Investments			Total Investments
(A)			(B)			(C)			(A) + (B)			(A) + (C)
	Fair			Fair			Fair			Fair			Fair
	Market			Market			Market			Market			Market
	Value	Market		Value	Market		Value	Market		Value	Market		Value	Market
Rating	($MM)	Value (%)	Rating	($MM)	Value (%)	Rating	($MM)	Value (%)	Rating	($MM)	Value (%)	Rating	($MM)	Value (%)
—									—
AAA	$1,939.6	79.1%	AAA[1]	$1.7	53.1%	AAA	—	0.0%	AAA	$1,941.3	79.1%	AAA	$1,939.6	79.0%
AA+	7.6	0.3%	AA+	—	0.0%	AA+	—	0.0%	AA+	7.6	0.3%	AA+	7.6	0.3%
AA	83.3	3.4%	AA	1.2	37.5%	AA	—	0.0%	AA	84.5	3.4%	AA	83.3	3.4%
AA-	54.8	2.2%	AA-	—	0.0%	AA-	—	0.0%	AA-	54.8	2.2%	AA-	54.8	2.2%
A+	105.5	4.3%	A+	—	0.0%	A+	—	0.0%	A+	105.5	4.3%	A+	105.5	4.3%
A	190.9	7.8%	A	0.3	9.4%	A	—	0.0%	A	191.2	7.8%	A	190.9	7.8%
A-	42.3	1.7%	A-	—	0.0%	A-	—	0.0%	A-	42.3	1.7%	A-	42.3	1.7%
BBB+	4.3	0.2%	BBB+	—	0.0%	BBB+	—	0.0%	BBB+	4.3	0.2%	BBB+	4.3	0.2%
BBB	8.1	0.3%	BBB	—	0.0%	BBB	—	0.0%	BBB	8.1	0.3%	BBB	8.1	0.3%
BB+	7.4	0.3%	BB+	—	0.0%	BB+	—	0.0%	BB+	7.4	0.3%	BB+	7.4	0.3%
B+	3.5	0.2%	B+	—	0.0%	B+	—	0.0%	B+	3.5	0.2%	B+	3.5	0.2%
B	4.0	0.2%	B	—	0.0%	B	—	0.0%	B	4.0	0.2%	B	4.0	0.2%
NR	—	0.0%	NR	—	0.0%	NR2	3.2	100.0%	NR	—	0.0%	NR2	3.2	0.1%
—									—
Sub-total	$2,451.3	100.0%	Sub-total	$3.2	100.0%	Sub-total	$3.2	100.0%	Sub-total	$2,454.5	100.0%	Sub-total	$2,454.5	100.0%

Cash & Short-term investments										826.9			826.9

Total cash and investments										$3.281.4			$3.281.4

[1]	Includes insured investments without underlying ratings.

[2]	The insured investments have no underlying ratings.
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As of December 31, 2008, the Portfolio’s allocation to Corporate and Financial issuers was $569.6 million and $306.9 million, respectively. The following table presents the ten largest Corporate and ten largest Financial issuers as of December 31, 2008:

Corporate Issuers
		% of Total
	Fair Value	Cash and
ISSUER	($MM)	Investments
WELLS FARGO	$24.1	0.7%
AT&T INC	22.2	0.7%
GENERAL ELECTRIC	21.4	0.7%
JP MORGAN CHASE & CO	16.9	0.5%
BANK OF AMERICA	16.6	0.5%
NEW YORK LIFE GLOBAL FUNDING	14.6	0.4%
GOLDMAN SACHS GROUP INC	12.2	0.4%
CONOCOPHILLIPS	11.4	0.3%
CITIGROUP	11.1	0.3%
TIAA GLOBAL MARKETS CORP	9.8	0.3%

Sub-total	$160.3	4.8%

Financial Issuers
		% of Total
	Fair Value	Cash and
ISSUER	($MM)	Investments
WELLS FARGO	$24.1	0.7%
GENERAL ELECTRIC	21.4	0.7%
JP MORGAN CHASE & CO	16.9	0.5%
BANK OF AMERICA	16.6	0.5%
NEW YORK LIFE GLOBAL FUNDING	14.6	0.4%
GOLDMAN SACHS GROUP INC	12.2	0.4%
CITIGROUP	11.1	0.3%
TIAA GLOBAL MARKETS CORP	9.8	0.3%
HOUSEHOLD FINANCE CORP	8.9	0.3%
AMERICAN EXPRESS	8.3	0.3%

Sub-total	$143.9	4.4%

[1]	Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

[2]	Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries.

These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

*	Total cash and investments at 12/31/08 (MMs) = $3,281.4
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